Exhibit 10.27

AMENDMENT NO. 19 TO SERVICES AGREEMENT NUMBER 1

This Amendment No. 19 (this “Amendment”) amends Services Agreement Number 1 (the “Services Agreement”) entered into by and between Affirmative Insurance Holdings, Inc., a Delaware corporation (“Client” or “AFFM”) and Accenture LLP, an Illinois limited liability partnership (“Accenture” or “ACN”), as amended (the “Amended Services Agreement”), which is subject to the Master Services Agreement entered into between Client and Accenture on October 16, 2006 (“Master Agreement” or “MSA”), as amended, incorporated herein by reference. This Amendment shall be deemed effective as of July 1, 2012 (the “Amendment Effective Date”), with a scheduled services date of September 1, 2012 (the “Amended Services Date”).

WHEREAS, Accenture and AFFM desire to further amend the terms and conditions of the Amended Services Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree to the following changes:

The Services Agreement is amended as of the Amendment Effective Date as follows:

1.	Section 3 – Term; Renewal: the reference to the date “October 14, 2016” is deleted and replaced with “October 31, 2016.”

2.	Section 5 – Client Service Responsibilities; Client-Provided Components, is amended and modified as follows:

The following paragraph is inserted as paragraph twelve (12) of Section 5(a):

Facilitating the interconnection to the Accenture’s Chicago Global Delivery Network and the AFFM Data Center facilities. This connectivity configuration will provide Accenture off-shore resources with access to Client’s data center environment, including, but not limited to, the application software; production, development and testing environments, and Client’s data;

Section 5(b) and Exhibit A referenced therein are hereby deleted in their entirety.

3.	Section 7 – Staffing and Resources, is hereby deleted in its entirety.

4.	Schedule 1 – Transition Services. As of the Amendment Effective Date the parties agree that: (i) all Transition Services have been successfully completed and accepted by Client; and (ii) Schedule 1 is deleted in its entirety.

5.	Schedule 2 – Application Outsourcing Services, is amended and restated in its entirety as of the Amendment Effective Date with Schedule 2 (Application Outsourcing Services) as set forth in Attachment A to this Amendment.

6.	Schedule 3 – Infrastructure Outsourcing Services, is amended and restated in its entirety as of the Amendment Effective Date with Schedule 3 (Infrastructure Outsourcing Services) as set forth in Attachment B to this Amendment.

7.	Schedule 5 – Pricing, is amended and restated in its entirety as of the Amended Services Date with Schedule 5 (Pricing) as set forth in Attachment C to this Amendment.

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8.	Schedule 6 – Pass-Through Expenses, is amended and restated in its entirety as of the Amended Services Date with Schedule 6 (Pass-Through Expenses) as set forth in Attachment D to this Amendment.

9.	Schedule 7 – Service Levels, is amended and restated in its entirety as of the Amendment Effective Date with Schedule 7 (Service Levels) as set forth in Attachment E to this Amendment.

10.	Schedule 8 – Termination Amounts Schedule, is amended and restated in its entirety as of the Amended Services Date with Schedule 8 (Termination Amounts Schedule) as set forth in Attachment F to this Amendment.

11.	Schedule 9 – Service Management Schedule, is amended and restated in its entirety as of the Amended Services Date with Schedule 9 (Service Management) as set forth in Attachment G to this Amendment.

12.	Conflict. In the event of a conflict between the terms of this Amendment and the Amended Services Agreement, the terms of this Amendment shall take precedence and control.

13.	Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Amended Services Agreement.

14.	Effect of Amendment. Except for the changes specifically set forth in this Amendment, all other terms and conditions of the Amended Services Agreement and the Master Agreement shall remain unmodified and in full force and effect.

15.	Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

16.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, the Parties hereto have signed this Amendment as of the dates below and such Amendment is effective as of the Effective Date.

AFFIRMATIVE INSURANCE HOLDINGS, INC.		ACCENTURE LLP

By:	/s/ Thomas E. Hawley	By:	/s/ Brian Barrett
	(Authorized Signature)		(Authorized Signature)

Name:	Thomas E. Hawley	Name:	Brian Barrett
	(Printed or Typed)		(Printed or Typed)

Title:	Chief Information Officer	Title:	Senior Executive
	(Printed or Typed)		(Printed or Typed)

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